UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2016

Summit Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction of	(Commission File Numbers)	(I.R.S. Employer
Incorporation)		Identification No.)

1550 Wynkoop Street, 3rd Floor Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (303) 893-0012

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Summit Materials, Inc. (the “Company”) will hold a meeting with investors today, November 15, 2016, at 8:15 a.m. Eastern Time (7:15 a.m. Central Time) in Houston, TX. During the meeting, Tom Hill, President and Chief Executive Officer, Brian Harris, Executive Vice President and Chief Financial Officer, and other members of the Company’s management team will provide the presentation included as Exhibit 99.1 hereto. A live webcast of the presentation will be available in the Investors section of Summit’s website at investors.summit-materials.com.

The information furnished under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Presentation of Summit Materials, Inc. dated November 15, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.

By:	/s/ Anne Lee Benedict
Name:	Anne Lee Benedict
Title:	Chief Legal Officer

DATED:  November 15, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Presentation of Summit Materials, Inc. dated November 15, 2016